SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

                                (Amendment No. )

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[ ] Definitive Information Statement

                          RED GIANT ENTERTAINMENT, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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                          RED GIANT ENTERTAINMENT, INC.
                            614 E. HWY 50, SUITE 235
                             CLERMONT, FLORIDA 34711

                                     NOTICE

TO ALL STOCKHOLDERS OF RED GIANT ENTERTAINMENT, INC.:

This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of Common Stock entitled to vote or give an authorization or consent in regard to the corporate action that the corporate action has been approved by a written consent of a majority of stockholders (the "Written Consent") and will be effective 20 calendar days from the date of mailing this Information Statement to you. The Written Consent authorizes the following corporate action:

     1) To merge Red Giant Entertainment, Inc., a Nevada corporation ("REDG-NV"), with its wholly-owned subsidiary, Red Giant Entertainment, Inc., a Florida corporation ("REDG-FL"), resulting in REDG-FL being the survivor, and in conjunction with the merger, to exchange issued and outstanding REDG-NV Common Stock in a 1,000:1 ratio for REDG-FL Common Stock, and exchange the issued and outstanding REDG-NV Preferred Stock in a 1:1 ratio for REDG-FL Preferred Stock; and

     2) To ratify the selection of Fruci & Associates II, PLLC, as the independent auditors of REDG-NV for the fiscal years ending August 31, 2015 and August 31, 2016; and

The required consent of at least a majority of the votes allocated to our voting shares was given for the action listed above.

The Board has fixed the close of business on November 17, 2016 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement, which is expected to be first mailed on or about February 17, 2017. Stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized under the Nevada Revised Statutes, our Articles of Incorporation or our Bylaws with respect to any matters being authorized.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

        THE TRANSACTION DISCUSSED IN THIS INFORMATION STATEMENT IS BEING
                    PROVIDED FOR INFORMATIONAL PURPOSES ONLY.

     THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE
                 SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                          RED GIANT ENTERTAINMENT, INC.
                            614 E. HWY 50, SUITE 235
                             CLERMONT, FLORIDA 34711

                              INFORMATION STATEMENT

This information statement is being furnished on or about February 17, 2017 by the Board of Directors (the "Board") of Red Giant Entertainment, Inc., a Nevada corporation ("we," "us," and "our" generally refers to Red Giant Entertainment, Inc., and our wholly owned subsidiaries) to the holders of record of our issued and outstanding Common Stock, par value $0.0001, ("Common Stock") as of the close of business on November 17, 2016 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On November 17, 2016, the Board, acting pursuant to Nevada Revised Statutes
Section 78.320, deemed it in our best interests to take the actions listed below:

     1) To merge Red Giant Entertainment, Inc., a Nevada corporation ("REDG-NV"), with its wholly-owned subsidiary, Red Giant Entertainment, Inc., a Florida corporation ("REDG-FL"), resulting in REDG-FL being the survivor, and in conjunction with the merger, to exchange issued and outstanding REDG-NV Common Stock in a 1,000:1 ratio for REDG-FL Common Stock, and exchange the issued and outstanding REDG-NV Preferred Stock in a 1:1 ratio for REDG-FL Preferred Stock; and

     2) To ratify the selection of Fruci & Associates II, PLLC, as the independent auditors of REDG-NV for the fiscal years ending August 31, 2015 and August 31, 2016; and

We are also providing notice to our stockholders that the Directors who voted in favor of the corporate action by Written Consent, a copy of which is attached hereto as Exhibit A (the "Written Consent"), also have sufficient voting rights to constitute a majority of our stockholders and have exercised their stockholder voting rights to approve the corporate action described above by Written Consent. The purpose of this Information Statement is to inform holders of Voting Shares that the Board considers the following actions to be in the best interests of us and our stockholders and that a majority of the votes allocated to the Voting Shares has taken the following actions by the Written Consent to be effective 20 calendar days from the date of mailing this Information Statement to you:

     1) To merge Red Giant Entertainment, Inc., a Nevada corporation ("REDG-NV"), with its wholly-owned subsidiary, Red Giant Entertainment, Inc., a Florida corporation ("REDG-FL"), resulting in REDG-FL being the survivor, and in conjunction with the merger, to exchange issued and outstanding REDG-NV Common Stock in a 1,000:1 ratio for REDG-FL Common Stock, and exchange the issued and outstanding REDG-NV Preferred Stock in a 1:1 ratio for REDG-FL Preferred Stock; and

     2) To ratify the selection of Fruci & Associates II, PLLC, as the independent auditors of REDG-NV for the fiscal years ending August 31, 2015 and August 31, 2016; and

As of the Record Date, there were 8,663,950,695 shares of Common Stock outstanding, with one vote per share. Under Section 78.320 of the Nevada Revised Statutes, the written consent of stockholders holding a majority of the voting power allocated to our Voting Shares may be substituted for an annual meeting of the stockholders.

The Company is currently delinquent in filing its Form 10-K's for the fiscal years' ended August 31, 2015 and August 31, 2016, and its Form 10-Q's for the periods ended on November 30, 2015, February 28, 2016, May 31, 2016, and November 30, 2016. The Company intends to file its delinquent Forms 10-K and 10-Q as soon as possible after completion of its August 31, 2015 and August 31, 2016 fiscal year end audits. Audit completion has been complicated by the Company's inability to compensate accountants to complete the Company's quarterly financial statements and to respond to audit queries. The Company believes it now has the resources to complete its reporting obligations, subject to additional or unanticipated audit queries that may cause the incurrence of
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additional accounting expenses. Also, the Company is uncertain as to its regulatory and loan covenant default liability with regards to inabilities to make timely filings; however, such liability may be significant.

The Company is also delinquent in filing its annual list of officers and business license fees with the Nevada Secretary of State, which were due on June 30, 2016. The reason for the delinquency is that the annual fee imposed by Nevada is $6,725.00, and the Company was without sufficient financial resources to pay the fee. The Company believes that the merger can be accomplished without the filing of the annual fee imposed by Nevada. Nevada will impose a filing fee to file the Articles and Plan of Merger of $350.00, which the Company is prepared to pay.

We will only deliver one copy of this Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future Annual Reports and Information Statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement, and any future Annual Reports and Information Statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: 614 E. Hwy 50, Suite 235, Clermont, Florida 34711; telephone number: (866) 926-6427.

                     INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our Amended and Restated Bylaws (our "Bylaws") and the Nevada Revised Statutes, a vote by the holders of at least a majority of the votes allocated to the Voting Shares is required to effect the action described herein. As of the Record Date, there were 8,663,950,695 common shares issued and outstanding with one vote each, of which 386,341,600 were held by our directors. The consenting stockholders, who consisted of our directors (the "Consenting Stockholders"), are collectively the record owners of Series Z Preferred voting shares outstanding as of November 17, 2016 with 4,250,000,000 votes, which represented 51.34% of the votes allocated to the issued and outstanding common shares as of that date. After deducting the common shares held by our directors, there are 8,277,609,095 common voting shares. To pass a stockholder resolution by written consent, the Consenting Stockholders needed at least 4,138,804,548 votes (50% plus one vote), which they met with their 4,250,000,000 votes .

Pursuant to the Nevada Revised Statutes, the Consenting Stockholders voted in favor of the actions described herein by the Written Consent. There are no cumulative voting rights. No consideration was paid for the consent. The Consenting Stockholders' affiliations with us and their beneficial holdings are set forth below under "Security Ownership of Certain Beneficial Owners and Management."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of Common Stock and Series Z Preferred Stock owned of record and beneficially by
(i) each of our named executive officers and directors; and (ii) all directors and officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock are deemed to be outstanding and to be beneficially owned by the person listed below for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person, if that person has the right to acquire beneficial ownership of such shares within 60 calendar days of the date of this Information Statement.

Unless otherwise indicated below, the address of each beneficial owner is c/o Red Giant Entertainment, Inc., 614 Hwy. 50, Suite 235, Clermont, Florida 34711. Unless otherwise indicated below, we believe that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the stockholder's name. All calculations are based on 8,663,950,695 shares of Common Stock and 43,500,000 shares of Series Z Preferred Stock outstanding as of the Record Date.

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                                                  NUMBER OF          PERCENT OF
                                                   SHARES              SHARES
NAME AND ADDRESS OF             TITLE           BENEFICIALLY        BENEFICIALLY
  BENEFICIAL OWNER             OF CLASS             OWNED              OWNED
  ----------------             --------             -----              -----

Benny R. Powell                Common           146,801,600             1.69%
                               Preferred          7,500,000 (1)        17.24%

David Campiti                  Common            43,300,000             0.49%
                               Preferred          7,500,000 (1)        17.24%

Chris Crosby                   Common            34,640,000             0.39%
                               Preferred          7,500,000 (1)        17.24%

Isen Robbins                   Common            43,300,000             0.49%
                               Preferred          7,500,000 (1)        17.24%

Aimee Schoof                   Common            43,300,000             0.49%
                               Preferred          7,500,000 (1)        17.24%

Mark Fischbach                 Common            75,000,000             0.87%
                               Preferred          5,000,000 (1)        11.49%

All Directors and officers     Common           386,341,600             4.46%
 as a group                    Preferred         42,500,000            97.77%

----------
1. Series Z Preferred shares have voting rights on all issues that Common Stock shareholders are entitled to vote. Series Z preferred shares have 100 votes for every preferred share owned.

ITEM 1 - MERGER OF HOLDING COMPANY WITH SUBSIDIARY AND SETTING OF EXCHANGE RATIO

                            PARENT-SUBSIDIARY MERGER

We are notifying you that we deem it in the best interests of the Corporation to merge REDG-NV with its wholly-owned subsidiary, REDG-FL, resulting in the Florida corporation being the survivor. We are undertaking this merger primarily to reduce the several thousands of dollars it costs us now to be domiciled and effect corporate actions in Nevada, which is significant in light of our lack of cash to pay expenses; whereas in Florida, REDG-FL pays only $150.00 in annual filing fees and $35.00 for corporate actions. We expect this merger to be deemed a tax-free reorganization under the Internal Revenue Code.

The Plan of Merger, and the bylaws and amended articles of incorporation for REDG-FL, are attached as exhibits to our Written Consent.

From a shareholder's standpoint, you should experience little noticeable difference from our pre-merger operations:

     *    Our officers and directors will remain the same following the merger;
     * We anticipate that FINRA will not change our stock symbol as a result of the merger;
     * Our Florida amended articles of incorporation are similar in many respects to our amended and restated certificate of Nevada incorporation, and preferred share designations will be nearly identical except that the Florida articles provide for a greater amount of authorized shares; and

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
     * REDG-FL's bylaws are similar to REDG-NV's bylaws with the primary material difference being that REDG-FL's bylaws contain emergency powers for operation of the Corporation after a disaster.

However, Common Stockholders of REDG-NV will receive one (1) REDG-FL for every 1,000 shares of REDG-NV they possess as of the Effective Date of the merger.

Copies of REDG-FL's Amended Articles and its bylaws are attached to Exhibit A.

                            EXCHANGE RATIO OF SHARES

On November 17, 2016, REDG-NV's Board of Directors unanimously approved the Plan of Merger with the Corporation's subsidiary, REDG-FL. In anticipation of the merger, REDG-FL's articles of incorporation were amended to mirror REDG-NV's Amended Certificate of Incorporation in most respects, except that REDG-FL's amended articles have higher authorized share limits for Common Stock than REDG-NV, e.g., nineteen billion eight hundred million authorized common shares versus REDG-NV's twelve billion authorized common shares. The Plan of Merger provides for an exchange ratio of 1,000 for 1 of REDG-NV common shares for each share of REDG-FL, while the exchange ratio of REDG-NV preferred shares is one for one. The effect of the exchange ratio for common shares will be a reverse-split for holders of REDG-NV common shares.

BACKGROUND AND PURPOSES OF THE REVERSE-SPLIT

The REDG-NV/REDG-FL merger is effectively a reorganization and restructuring to counter the dilutive effects of more than a dozen convertible debt financings since 2013 and the consequences of debt instrument penalty provisions triggered by REDG's inability to file timely reports to the SEC. Since April 2015 we have twice-doubled our authorized common shares to avoid debt instrument penalty provisions triggered by the inability to issue shares as payment for debt. During this time we left unchanged our authorized amount of preferred shares. Reversing the common shares by 1,000 : 1 does not result in a restoration of the parity between the issued common and preferred shares to their respective levels before the April 2015 increase in authorized common shares. Instead, the reverse-split serves to reduce the dilutive bloat of the common share class, while the increase in authorized common shares we believe will allow us greater flexibility if we need to engage in dilutive financings in the near future. In addition, the Plan of Merger, with our resulting state of incorporation being Florida, will save us thousands of dollars in corporate governance-related filing fees. Thus, if we need to increase our authorized preferred shares, for instance, we can do so in Florida with a $35.00 filing fee. In Nevada this action would cost us at least $6,725.00, based upon the quantity of our authorized shares.

EFFECTIVE DATE OF MERGER AND REVERSE-SPLIT

Upon receipt of approval from FINRA that the reverse-split is authorized (the "Effective Date"), and on or about the twentieth business day after this Information Statement has been distributed to stockholders, the Board of Directors will cause the Plan of Merger to be simultaneously filed with Nevada and Florida. Upon filing of the Plan of Merger, the merger and stock-split will be effective.

EFFECTS OF THE REVERSE-SPLIT

The reverse-split of our currently issued and outstanding 8,663,950,695 shares of Common Stock will reduce the number of issued and outstanding shares to 8,664,050 shares, without changing the 43,500,000 issued and outstanding shares of preferred stock. After the Effective Date of the reverse-split, each common stockholder would own a reduced number of shares of our Common Stock, based upon the ratio of One Thousand for One (1,000:1).

PROPORTIONATE AND DISPROPORTIONATE EFFECTS ON VOTING RIGHTS. With the exception of the number of shares of Common Stock outstanding, the proportionate voting rights and other rights and preferences of shares of our Common Stock prior and subsequent to the reverse-split would remain the same within the class of Common stock. We do not anticipate that our financial statements, the percentage of our common stock owned by management, the number of our stockholders, or any aspect of our current business would materially change as a result of the reverse-split
- other than we anticipate that we may have easier access to outside funding. However, the relative voting weight of our preferred stock, which is held mostly

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by our officers and directors, would increase materially against the voting weight of the common stock, resulting in the preferred having more than four billion votes while the common has more than eight million votes.

EFFECT ON SECURITIES REGISTRATION. Our Common Stock is currently registered under Section 12(g) of the Exchange Act and, as a result, we are subject to periodic reporting and other requirements. The proposed reverse stock split would not affect the registration of our Common Stock under the Exchange Act.

FRACTIONAL SHARES. There will be no payment of cash in lieu of any fractional shares. Furthermore, the number of stockholders will remain unchanged because those stockholders who would otherwise receive only a fractional share will receive a number of shares rounded up to the next 100 shares.

EFFECT ON STREET NAME OR BENEFICIAL HOLDERS. Upon a reverse stock split, we intend to treat shareholders holding the Company's Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Company's Common Stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

EFFECT ON PAPER STOCK CERTIFICATES. Some of our shareholders hold some or all of their shares in paper certificate form. If any of your shares are held in certificate form, you will not be required to exchange your certificate for a new one evidencing the post-reverse stock split shares. Shareholders who wish to exchange their pre-reverse stock split certificates may do so by contacting the Company's transfer agent, Pacific Stock Transfer, 6725 Via Austi Pkwy, Suite 300, Las Vegas, NV 89119, Telephone: (702) 361-3033; to complete such exchange at their own expense.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND ARE NOT REQUIRED TO SUBMIT ANY CERTIFICATE(S) TO THE COMPANY OR ITS TRANSFER AGENT.

EFFECT ON PAR VALUE OF COMMON STOCK. The reverse-split will not change the par value of our Common Stock. While the aggregate par value of our outstanding Common Stock will be reduced as a result of the reverse-split, our additional paid-in capital will be increased by a corresponding amount. Therefore, the reverse-split will not affect our total stockholders' equity. All share and per share information will be retroactively adjusted to reflect the reverse-split for all periods presented in our future financial reports and regulatory filings.

Any new shares issued following the Effective Date of the reverse-split will be fully paid and non-assessable shares.

EFFECTS ON THE MARKET FOR COMMON STOCK. On February 1, 2017, the date immediately preceding the filing of this Information Statement on Schedule 14C, the closing price of our shares subject to quotation on the OTC Market was $0.0001 and the total market value was approximately $866,395 based on 8,663,950,695 shares of Common Stock outstanding.

The Board of Directors believes that a reverse-split should, at least initially, increase the price of our shares of Common Stock to approximately $0.10 per share. While the reverse-split will not increase to total market value of our Common Stock, the Board of Directors believes that the increase in our share price, which increase may not necessarily be sustained, should make our shares more attractive to potential investors, encourage investor interest and trading in, and possibly the marketability of, our Common Stock.

In addition, because brokers' commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current per share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that constitute a higher percentage of their total share value than would be the case if the share price of our Common Stock were higher. This difference in transaction costs may also further limit the willingness of institutional investors to purchase shares of our Common Stock.

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The reduction in the number of outstanding shares could adversely affect the trading market for our Common Stock by reducing the relative level of liquidity of the shares of Common Stock. Further, there can be no assurance that the reverse-split will result in a proportionate increase or, for that matter, any increase, in the price of the shares of Common Stock subject to quotation on the OTC Market.

Trading in our shares also may be adversely affected by a variety of policies and practices of brokerage firms that discourage individual brokers within those firms from dealing in low-priced stocks. These policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Similarly, many brokerage firms are reluctant to recommend low-priced stocks to their customers, and the analysts at many brokerage firms do not provide coverage for such stocks. The Board also believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the reverse-split, and the anticipated increase in the price of the Common Stock, could generate interest in the Common Stock and possibly promote greater liquidity for the Corporation's stockholders. However, our aggregate market capitalization could be reduced to the extent that any increase in the market price of the Common Stock resulting from the reverse-split is proportionately less than the decrease in the number of shares of Common Stock outstanding. We ultimately cannot predict whether, and to what extent, the reverse-split would achieve the desired results. The price per share of our Common Stock is a function of various factors, including the profitability of our business operations.

Accordingly, there can be no assurance that the market price of our Common Stock after the reverse-split would increase in an amount proportionate to the decrease in the number of issued and outstanding shares, or would increase at all, that any increase can be sustained for a prolonged period of time or that the reverse-split would enhance the liquidity of, or investor interest in, our Common Stock.

AUTHORIZED BUT UNISSUED SHARES; POTENTIAL DILUTION AND ANTI-TAKEOVER EFFECTS. Upon the Effective Date of the reverse-split, the Company will have 8,664,050 shares issued and outstanding and will have 19,800,000,000 shares of authorized Common Stock. These additional shares would be available for issuance from time to time for business purposes as reasonably determined by the Board of Directors. In connection with capital-raising transactions and acquisitions of technologies, or assets, consistent with our current business objectives.

The significant increase in the proportion of unissued authorized shares to issued shares after the reverse-split could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of our company with another company), we are not proposing the reverse-split in response to any effort of which we are aware to accumulate any of our shares of our Common Stock or to otherwise seek to obtain control of the Company. Our Board of Directors does not currently contemplate recommending the adoption of any other proposals that could be construed to affect the ability of anyone to take over or change the control of the Company.

FEDERAL INCOME TAX CONSEQUENCES

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

TAX CONSEQUENCES TO U.S. HOLDERS OF COMMON STOCK. We believe that the reverse stock split will qualify as a "reorganization" under Section 368(a)(1)(E) of the Internal Revenue Code. Accordingly, provided that the fair market value of the post-reverse stock split shares is equal to the fair market value of the pre-reverse stock split shares surrendered in the reverse stock split:

     * A U.S. Holder will not recognize any gain or loss as a result of the reverse stock split (except to the extent of cash received in lieu of a fractional share).
     * A U.S. Holder's aggregate tax basis in his, her or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor, reduced by the

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          amount of the adjusted basis of any pre-reverse stock split shares exchanged for such post-reverse stock split shares that is allocated to any fractional share for which cash is received.
     * A U.S. Holder's holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

TAX CONSEQUENCES TO THE CORPORATION. We do not expect to recognize any taxable gain or loss as a result of the reverse stock split.

BOARD OF DIRECTORS' CONSIDERATIONS

The Board of Directors did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the reverse-split and no representative or advisor was retained on behalf of the unaffiliated stockholders to review or negotiate the transaction. The Board of Directors concluded that the additional expense of these independent appraisal procedures was unreasonable in relation to the Company's available cash resources and concluded that the Board of Directors could adequately establish the fairness of the reverse-split without the engagement of third parties.

Also, the Board of Directors arbitrarily determined the exchange ratio with a view towards reducing the amount of shares outstanding by a divisor that would increase the Corporation's quoted share price above a penny from its current price of $0.0001 per share.

Notwithstanding the foregoing, our Board of Directors believes that the potential positive effects of the reverse-split outweigh the potential disadvantages. In making this determination, our Board of Directors has taken into account various negative factors, including: (i) the negative perception of reverse-splits held by some stock market participants; (ii) the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and
(iii) the costs associated with implementing the reverse-split. The effect of the reverse-split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances to ours is varied. It is also possible that the reverse-split may not increase the per share price of our Common stock in proportion to the reduction in the number of shares of our Common Stock outstanding or result in a permanent increase in the per share price, which depends on many factors.

After considering the foregoing factors, our Board determined that merging REDG-NV with REDG-FL and reducing the proportionate number of issued and outstanding Common shares is in our best interests and that of our stockholders, as without the reverse-split, we may continue to experience difficulties in obtaining additional affordable capital for our current business.

DISTRIBUTION AND COSTS

The Company will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple shareholders sharing an address, unless contrary instructions are received from one or more of such shareholders. Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future shareholder communication documents to any shareholders sharing an address to which multiple copies are now delivered.

ABSENCE OF DISSENTERS' RIGHTS OF APPRAISAL

Neither the adoption by the Board of Directors, nor the approval by the shareholders, of the reverse-split provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder's shares under Section 78 of the Revised Nevada Statutes, the Articles of Incorporation or the Bylaws.

                        ITEM 2 - APPOINTMENT OF AUDITORS

On or about October 19, 2016, we dismissed our registered independent public accountant, D'Arelli Pruzansky, P.A., of Boca Raton, Florida ("DP"). DP's audit report on the financial statements of the Company for the fiscal year ended August 31, 2014 contained no adverse opinion or disclaimer of opinion, nor were

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
they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended August 31, 2014 contained an uncertainty about the Company's ability to continue as a going concern.

Because the Company has no standing audit committee the Company's full Board of Directors participated in and approved the decision to change independent accountants.

In connection with its review of financial statements through August 31, 2014, and for the subsequent periods through November 10, 2016, there have been no disagreements with DP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DP would have caused it to make reference thereto in its reports on the financial statements for such periods.

During the fiscal year ended August 31, 2014, and through the interim period ended November 10, 2016, there were the following "reportable events" (as such term is defined in Item 304 of Regulation S-K). As disclosed in Part I, Item 4 of the Company's Form 10-Q/A for the quarterly period ended May 31, 2015, the Company's management determined that the Company's internal controls over financial reporting were not effective as of the end of such period due to the existence of material weaknesses related to the following:

     * We do not have an audit committee or any other governing body to oversee management.
     * Documentation of proper accounting procedures is not present and fundamental and fundamental elements of an effective control environment were not present as of May 31, 2015, including formalized monitoring procedures.
     * While we now have five officers, there is still no segregation of duties with respect to internal controls, no management oversight, and no additional persons reviewing control documentation, and no control documentation is being produced at this time.

These material weaknesses have not been remediated as of the date of this Notice.

On November 14, 2016, the Company requested that DP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company provided DP with its disclosures in the Current Report on Form 8-K disclosing the dismissal of DP and requested in writing that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. DP's response is filed as Exhibit 16.1 to the Form 8-K/A filed on November 15, 2016.

On or about November 10, 2016, the Company engaged Fruci & Associates II, PLLC (the "New Accountant"), as its registered independent public accounting firm. The Company's Board of Directors approved the engagement of the New Accountant.

AUDIT FEES

DP was paid aggregate fees of approximately $25,000 for the year ended August 31, 2014 and for the reviews of the financial statements included in three of our quarterly reports on Form 10-Q during such fiscal year. The Company paid DP aggregate fees of approximately $13,000 for the year ended August 31, 2015 for professional services rendered for the audit of our annual financial statements.

AUDIT RELATED FEES

Neither of our independent registered public accounting firms was paid additional fees for the fiscal years ended August 31, 2014, August 31, 2015, or August 31, 2016 for assurance and related services reasonably related to the performance of the audit or review of our financial statements. The Company expects to pay DP $5,000 for its reference in the Company's forthcoming Form 10-K for the fiscal year ended August 31, 2015 to DP's audit opinion for the fiscal year ended August 31, 2014.

TAX FEES

Neither of our independent registered public accounting firms was paid additional fees for the fiscal years ended August 31, 2014, August 31, 2015, or August 31, 2016 for professional services rendered for tax compliance, tax advice, and tax planning during this fiscal year.

ALL OTHER FEES

Neither of our independent registered public accounting firms was paid any other fees for professional services during the fiscal years ended August 31, 2014, August 31, 2015, or August 31, 2016.

                             ADDITIONAL INFORMATION

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

We are currently delinquent in filing our Form 10-K for the fiscal years ended August 31, 2015 and August 31, 2016 and Forms 10-Q for the quarterly periods ending November 30, 2015 through May 31, 2016 and November 30, 2016. We are aware of the delinquency and we are working with our auditor and our legal counsel to file the delinquent reports as soon as practicable.

We are currently delinquent in the filing of our annual report with the State of Nevada, which was due on June 30, 2016. We expect that the Company's need to comply with Nevada's corporation reporting fees will be eliminated following the completion of the merger announced in this Notice.

                                   CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment. Your consent to the actions is not required and is not being solicited in connection with this action.
 This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

RED GIANT ENTERTAINMENT, INC.

DATED: February 2, 2017

                              By Order of the Board of Directors


                              /s/ Benny R. Powell
                              -----------------------------------
                              Benny R. Powell
                              President and CEO

                                    EXHIBIT A

                            MAJORITY WRITTEN CONSENT

                         RED GIANT ENTERTAINMENT, INC.,
                              A NEVADA CORPORATION

     The undersigned stockholders, constituting the majority stockholders of Red Giant Entertainment, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority of Section 78.320 of the Nevada Revised Statutes and the Bylaws of the Corporation, and with the understanding that the execution of this consent is in lieu of holding an annual stockholders' meeting, do hereby adopt the following resolutions:

APPROVAL OF MINUTES

     RESOLVED, that the minutes of the prior meetings and written consents of the stockholders of this Corporation, there being no objections, corrections, or modifications thereto offered, are hereby approved and adopted.

APPROVAL OF MERGER OF HOLDING COMPANY WITH SUBSIDIARY AND SETTING OF EXCHANGE RATIO

     WHEREAS, that the undersigned shareholders, constituting the entire Board of Directors of the Corporation, have undertaken consideration of, and having been counseled by legal counsel, have concluded that a short-form merger of the Corporation with its Florida subsidiary, Red Giant Entertainment, Inc., is in the best interests of the Corporation and its stockholders, and that at this time it is also appropriate to address and reset the expansion of the Corporation's authorized and issued common stock in comparison with the Corporation's authorized and issued preferred stock, which has not been increased in authorized amount. We have reasoned that the REDG-NV/REDG-FL merger is effectively a reorganization and restructuring to counter the dilutive effects of more than a dozen convertible debt financings since 2013 and the consequences of debt instrument penalty provisions triggered by REDG's inability to file timely reports to the SEC. Since April 2015 the Corporation has twice-doubled our authorized common shares to avoid debt instrument penalty provisions triggered by the inability to issue shares as payment for debt. During this time we left unchanged our authorized amount of preferred shares. Reversing the common shares by 1,000 : 1 does not result in a restoration of the parity between the issued common and preferred shares to their respective levels before the April 2015 increase in authorized common shares. Instead, the reverse-split serves to reduce the dilutive bloat of the common share class, while the increase in authorized common shares we believe will allow us greater flexibility if we need to engage in dilutive financings in the near future. In addition, the Plan of Merger, with our resulting state of incorporation being Florida, will save us thousands of dollars in corporate governance-related filing fees. Thus, if we need to increase our authorized preferred shares, for instance, we can do so in Florida with a $35.00 filing fee. In Nevada this action would cost us at least $6,725.00, based upon the quantity of our authorized shares.

     We did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the reverse-split and no representative or advisor was retained on behalf of the unaffiliated stockholders to review or negotiate the transaction. We concluded that the additional expense of these independent appraisal procedures was unreasonable in relation to the Company's available cash resources and concluded that we could adequately establish the fairness of the reverse-split without the engagement of third parties.

     Also, we arbitrarily determined the exchange ratio with a view towards reducing the amount of shares outstanding by a divisor that would increase the Corporation's quoted share price above a penny from its current price of $0.0001 per share.

     Notwithstanding the foregoing, we believe that the potential positive effects of the reverse-split outweigh the potential disadvantages. In making this determination, took into account various negative factors, including: (i) the negative perception of reverse-splits held by some stock market participants; (ii) the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and (iii) the costs associated with implementing the reverse-split. The effect of the reverse-split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances to ours is varied. It is also possible that the reverse-split may not increase the per share price of our Common stock in proportion to the reduction in the number of shares of our Common Stock outstanding or result in a permanent increase in the per share price, which depends on many factors.

     After considering the foregoing factors, we determined that merging REDG-NV with REDG-FL and reducing the proportionate number of issued and outstanding Common shares is in the Corporation's best interests and that of our stockholders, as without the reverse-split, we may continue to experience difficulties in obtaining additional affordable capital for our current business.

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the majority stockholders of the Corporation hereby approve the merger of Red Giant Entertainment, Inc., a Nevada corporation ("REDG-NV"), with its wholly-owned subsidiary, Red Giant Entertainment, Inc., a Florida corporation ("REDG-FL"), resulting in REDG-FL being the survivor, and in conjunction with the merger, we hereby approve the setting of the ratio of exchange of the issued and outstanding REDG-NV Common Stock at a 1,000:1 ratio for REDG-FL Common Stock, and the setting of the ratio of exchange of the issued and outstanding REDG-NV Preferred Stock at a 1:1 ratio for REDG-FL Preferred Stock; and

RATIFICATION OF AUDITOR

     WHEREAS, the Board has approved the appointment of Fruci & Associates II, PLLC ("F&A") as the Corporation's independent auditors for the fiscal years ending August 31, 2015 and August 31, 2016; and

     WHEREAS, the majority stockholders deem it in the best interests of the Corporation to approve and ratify the Board's appointment of F&A as the Corporation's independent auditors for the fiscal years ending August 31, 2015 and August 31, 2016; and

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the majority stockholders of the Corporation hereby ratify the appointment of F&A as the Corporation's independent auditors for the fiscal years ending August 31, 2015 and August 31, 2016, to make an audit of the books and accounts of the Corporation for such fiscal years and to make reports as of the last days of such fiscal years, at a remuneration to be fixed by the Board; the scope of such audit to be fixed and determined by the Board of Directors.

RATIFICATION OF ACTIONS

     RESOLVED, that all actions taken by the officer and directors of the Corporation since the last meeting of the stockholders be, and they hereby are, ratified, approved and confirmed in all respects; except those acts which are violations of law, public policy or the fiduciary duty existing between said persons and the Corporation.

     IN WITNESS WHEREOF, the undersigned stockholders, constituting the majority stockholders of the Corporation, have executed this Majority Written Consent as of November 17, 2016.

                                                  NUMBER OF          PERCENT OF
                                                   SHARES              SHARES
NAME AND ADDRESS OF             TITLE           BENEFICIALLY        BENEFICIALLY
  BENEFICIAL OWNER             OF CLASS             OWNED              OWNED
  ----------------             --------             -----              -----

Benny R. Powell                Common           146,801,600             1.69%
                               Preferred          7,500,000 (1)        17.24%

David Campiti                  Common            43,300,000             0.49%
                               Preferred          7,500,000 (1)        17.24%

Chris Crosby                   Common            34,640,000             0.39%
                               Preferred          7,500,000 (1)        17.24%

Isen Robbins                   Common            43,300,000             0.49%
                               Preferred          7,500,000 (1)        17.24%

Aimee Schoof                   Common            43,300,000             0.49%
                               Preferred          7,500,000 (1)        17.24%

Mark Fischbach                 Common            75,000,000             0.87%
                               Preferred          5,000,000 (1)        11.49%

All Directors and officers     Common           386,341,600             4.46%
 as a group                    Preferred         42,500,000            97.77%

----------
1. Series Z Preferred shares have voting rights on all issues that Common Stock shareholders are entitled to vote. Series Z preferred shares have 100 votes for every preferred share owned.

Members of the Board:

-----------------------------------          -----------------------------------
Benny R. Powell, Director and                David Campiti, Director and
Shareholder                                  Shareholder


-----------------------------------          -----------------------------------
Chris Crosby, Director and                   Isen Robbins, Director and
Shareholder                                  Shareholder


-----------------------------------          -----------------------------------
Aimee Schoof, Director and                   Mark Fischbach, Director and
Shareholder                                  Shareholder

                                    EXHIBIT 1

                      FORM OF AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

                                       OF

               RED GIANT ENTERTAINMENT, INC., A NEVADA CORPORATION

                                       AND

              RED GIANT ENTERTAINMENT, INC., A FLORIDA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of November 17, 2016, made and entered into by and between Red Giant Entertainment, Inc., a Nevada corporation ("REDG") and Red Giant Entertainment, Inc., a Florida corporation ("REDG-FL"), which corporations are sometimes referred to herein as the "Constituent Corporations."

                              W I T N E S S E T H:

     WHEREAS, REDG is a corporation organized and existing under the laws of the State of State of Nevada, having been incorporated under the Nevada Revised Statutes (the "NRS") on June 27, 2005; and

     WHEREAS, REDG-FL is a wholly-owned subsidiary corporation of REDG, organized and existing under the laws of the State of Florida, having been incorporated under the Florida Business Corporation Act on May 9, 2012 (the "FBCA"); and

     WHEREAS, the respective Boards of Directors of REDG and REDG-FL have determined that it is desirable to merge REDG with and into REDG-FL and that REDG-FL shall be the surviving corporation (the "Merger") in compliance with
Section 607.1104 of the FBCA and Section 92A.190 of the NRS; and

     WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended; and

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, REDG and REDG-FL hereto agree as follows:

                                    ARTICLE I
                                     MERGER

     1.1 On the effective date of the Merger (the "Effective Date"), as provided herein, REDG shall be merged with and into REDG-FL, the separate existence of REDG shall cease and REDF-FL (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of "Red Giant Entertainment, Inc." by virtue of, and shall be governed by, the laws of the

State of Florida. The address of the registered office of the Surviving Corporation in the State of Florida will be InvestmentAttorneys, SunTrust Plaza, Suite 1050, 201 Alhambra Circle, Coral Gables, Florida 33134.

                                   ARTICLE II
               ARTICLES OF INCORPORATION OF SURVIVING CORPORATION

     2.1 The name of the Surviving Corporation shall be "Red Giant Entertainment, Inc." The Amended and Restated Articles of Incorporation of the Surviving Corporation, attached hereto as Exhibit A, shall be the Articles of Incorporation of REDG-FL (the "REDG-FL Articles") without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

                                   ARTICLE III
                       BYLAWS OF THE SURVIVING CORPORATION

     3.1 The Bylaws of the Surviving Corporation, attached hereto as Exhibit B, shall be the Bylaws of REDG-FL (the "REDG-FL Bylaws"), unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

                                   ARTICLE IV
              EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

     4.1 On the Effective Date, (i) each outstanding share of Common Stock of REDG, par value $0.0001 per share (the "REDG Common Stock") shall be converted into 0.0001 shares of common stock, par value $0.0001 per share, of REDG-FL (the "REDG-FL Common Stock"), (ii) and each outstanding share of REDG-FL Common Stock held by REDG shall be retired and canceled; and (iii) each outstanding share of REDG Common Stock repurchased by REDG shall be retired and canceled. In addition, on the Effective Date, each outstanding share of REDG Series Z Preferred Stock, par value $0.0001 per share ("REDG Preferred Stock"), shall be converted into one (1.0) shares of REDG-FL Series Z Preferred Stock, par value $0.0001 per share (the "REDG-FL Preferred Stock"). The powers, designations, preferences, and rights of the REDG-FL Preferred Stock are described in more detail in the REDG-FL Articles, attached hereto as Exhibit A.

     4.2 All options and rights to acquire REDG Common Stock, and all outstanding warrants or rights outstanding on the Effective Date to purchase REDG Common Stock, will automatically be converted into equivalent options, warrants and rights to purchase 0.0001 times the number of shares of REDG-FL Common Stock at 1/1000th of the exercise, conversion or strike price of such converted options, warrants and rights.

     4.3 In lieu of issuing fractional shares of REDG-FL Common Stock or options or warrants to purchase fractional shares of REDG-FL Common Stock, to the extent that a holder's shares of REDG Common Stock, when aggregated together with shares of the same class, do not convert into whole shares of REDG-FL Common Stock, the resulting fractional shares shall be rounded up to the closest full one hundred (100) shares. To the extent that a holder's options to purchase REDG

Common Stock, when aggregated together, do not convert into options to purchase whole shares of REDG-FL Common Stock, the resulting fractional shares shall be rounded up to the closest full one hundred (100) shares of REDG-FL Common Stock. To the extent that a holder's warrants to purchase REDG Common Stock, when aggregated together, do not convert into warrants to purchase whole shares of REDG-FL Common Stock, the resulting fractional shares shall be rounded up to the closest full one hundred (100) shares of REDG-FL Common Stock.

     4.4 After the Effective Date, (i) certificates representing shares of REDG Common Stock will represent unadjusted pre-split shares of REDG-FL Common Stock, and (ii) certificates representing shares of REDG Preferred Stock will represent shares of REDG-FL Preferred, and upon surrender of the same to the transfer agent for REDG, who also shall serve as the transfer agent for REDG-FL, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of REDG-FL Common Stock or REDG-FL Preferred Stock into which such shares of REDG Common Stock, REDG Preferred Stock, shall have been converted pursuant to Article 4.1 and 4.3.

                                    ARTICLE V
          CORPORATE EXISTENCE, POWERS AND LIABILITIES OF THE SURVIVING
                                   CORPORATION

     5.1 On the Effective Date, the separate existence of REDG shall cease. REDG shall be merged with and into REDG-FL, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, REDG-FL shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of REDG and REDG-FL, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in REDG-FL; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of REDG-FL, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, chattel, copyright, patent, or other tangible or intangible property, whether by deed or otherwise, vested in REDG and REDG-FL, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of REDG shall thenceforth attach to REDG-FL, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.2 REDG agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of REDG and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI
                 OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

     6.1 Upon the Effective Date, the officers and directors of REDG shall become the officers and directors of REDG-FL, and such persons shall hold office in accordance with the REDG-FL Bylaws until their respective successors shall have been appointed or elected.

     6.2 If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the REDG-FL Articles and Bylaws.

                                   ARTICLE VII
                                DISSENTING SHARES

     7.1 Neither the adoption by the Board of Directors, nor the approval by the majority shareholders, of the short-form merger or the reverse-split provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder's shares under Sections 78 or 92A of the Revised Nevada Statutes, the Articles of Incorporation or the Bylaws.

                                  ARTICLE VIII
          APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE, CONDUCT OF BUSINESS
                             PRIOR TO EFFECTIVE DATE

     8.1 Promptly after the approval of this Agreement by the requisite number of shareholders of REDG, the respective Boards of Directors of REDG and REDG-FL will cause their duly authorized officers to make and execute Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of Florida and Nevada, respectively, in accordance with the FBCA and the NRS. The Effective Date shall be the later date on which Articles of Merger are filed with the Secretary of State of Nevada and the Secretary of State of Florida.

     8.2 The Boards of Directors of REDG and REDG-FL may amend this Agreement and the REDG-FL Articles or REDG-FL Bylaws at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of REDG may not (i) change the amount or kind of shares to be received in exchange for or on conversion of the shares of the REDG Common Stock or REDG Preferred Stock; or (ii) alter or change any of the terms and conditions of this Agreement or the REDG-FL Articles or REDG-FL Bylaws if such change would adversely affect the holders of the REDG Common Stock or REDG Preferred Stock.

                                   ARTICLE IX
                              TERMINATION OF MERGER

     9.1 This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of REDG and REDG-FL.

                                    ARTICLE X
                                  MISCELLANEOUS

     10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to its principles of conflicts of law.

     10.2 EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, REDG shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

     10.3 AGREEMENT. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation and, upon request and without cost, a copy thereof will be furnished to any shareholder.

     10.4 COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

RED GIANT ENTERTAINMENT, INC.,
a Nevada corporation,


By: /s/ Benny R. Powell
   ---------------------------------------------
   Benny R. Powell, President

RED GIANT ENTERTAINMENT, INC.,
a Florida corporation


By: /s/ Benny R. Powell
   ---------------------------------------------
     Benny R. Powell, President

                                    EXHIBIT A

             FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                          RED GIANT ENTERTAINMENT, INC.

     RED GIANT ENTERTAINMENT, INC., a corporation organized and existing under the Florida Business Corporation Act (the "Corporation"), does hereby certify:

     1. The Corporation's original Articles of Incorporation were made effective on May 9, 2012 with the Florida Department of State, Division of Corporations.

     2. In accordance with the provisions of ss.ss. 607.1003, 607.1006, and
607.1007 of the Florida Business Corporation Act, the Corporation's Board of Directors recommended, and the number of votes cast for the amendment by the shareholders was sufficient for approval, of the following amendments and the restatement of the Corporation's Articles of Incorporation:

FIRST:    NAME.

          The name of the corporation shall be:

                          RED GIANT ENTERTAINMENT, INC.

          (hereinafter the "Corporation").

SECOND:   DURATION, PURPOSE.

          SECTION 2.1. DURATION. The existence of the Corporation commenced upon the effective date of filing of its Articles of Incorporation with the Florida Department of State, Division of Corporations. The existence of the Corporation shall be perpetual.

          SECTION 2.2. PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act (FBCA).

THIRD:    CAPITAL STOCK.

          SECTION 3.1. AUTHORIZED SHARES. The total number of shares of stock that the Corporation shall have authority to issue is TWENTY BILLION (20,000,000,000) shares.

          SECTION 3.2. ISSUANCE OF SHARES. The board of directors has authority to authorize and direct the issuance by the Corporation of shares of Preferred Stock and Common Stock at such times, in such amounts, to such persons, for such consideration as the board of directors shall determine to be adequate, and upon such terms and conditions as the board of ?directors may, from time to time, determine, subject only to the restriction, limitations, conditions and requirements imposed by the FBCA, other applicable laws and these Articles, as the same may, from time to time, be amended. Upon the receipt by the Corporation of the consideration for which the board authorized the issuance of shares of Preferred Stock or Common Stock, such shares shall be deemed fully paid and non-assessable.

          SECTION 3.3. DISTRIBUTIONS. The board of directors has authority to authorize and direct the payment of dividends and the making of other distributions by the Corporation in respect of the issued and outstanding shares of Preferred Stock (i) at such times, in such amount and forms, from such sources and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the FBCA other applicable laws and these Articles, as the same may, from time to time, be amended, and (ii) in shares of the same class or series or in shares of any other class or series without obtaining the affirmative vote or the written consent of the holders of the shares of the class or series in which the payment or distribution is to be made.?

          SECTION 3.4. SHARE REPURCHASES. The board of directors has authority to authorize and direct the acquisition by the Corporation of the issued and outstanding shares of Preferred Stock and Common Stock at such times, in such amounts, from such persons, for such considerations, from such sources and upon such terms and conditions as the board of directors may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the FBCA, other applicable laws and these Articles, as the same may, from time to time, be amended. Such acquired shares of the Corporation will be deemed cancelled automatically unless specifically reissued by action of the board of directors.

          SECTION 3.5. COMMON STOCK. Of the total number of authorized shares, the aggregate number of shares of common stock (referred to herein as "Common Stock") that the Corporation shall have authority to issue is NINETEEN BILLION EIGHT HUNDRED MILLION (19,800,000,000) with a par value of $0.0001 per share. Except as otherwise required by law or as otherwise provided in the terms of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the holders of Common Stock shall exclusively possess all voting power, and each share of Common Stock shall have one vote. The Common Stock shall not have as a matter of right any preemptive or preferential right to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock of the Corporation.

          SECTION 3.6. PREFERRED STOCK. Of the total number of authorized shares, the aggregate number of shares of preferred stock (referred to herein as "Preferred Stock") that the Corporation shall have authority to issue is TWO HUNDRED MILLION (200,000,000) with par value of $0.0001 per share.

               A. BOARD AUTHORIZED TO FIX TERMS. The Board of Directors is authorized, subject to limitations prescribed by law, by resolution or resolutions to provide for the issuance of shares of preferred stock in one or more series, and, by filing a certificate when required by the FBCA, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                    1. the number of shares constituting that series, including the authority to increase or decrease such number, and the distinctive designation of that series;

                    2. the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, the date or dates from which they shall be cumulative and the relative rights of priority, if any, in the payment of dividends on shares of that series;

                    3. the voting rights, if any, of the shares of that series in addition to the voting rights provided by law and the terms of any such voting rights;

                    4. the terms and conditions, if any, upon which shares of that series shall be convertible or exchangeable for shares of any other class or classes of stock of the Corporation or other entity, including provision for adjustment of the conversion or exchange rate upon the occurrence of such events as the Board of Directors shall determine;

                    5. the right, if any, of the Corporation to redeem shares of that series and the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary according to different conditions and different redemption dates;

                    6. the obligation, if any, of the Corporation to retire shares of that series pursuant to a retirement or sinking fund or fund of a similar nature for the redemption or purchase of shares of that series and the terms and conditions of such obligation;

                    7. the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, in the payment of shares of that series;

                    8. the preemptive or preferential rights, if any, of the holders of shares of such series to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock with the Corporation, and

                    9. any other rights, preferences and limitations of the shares of that series as may be permitted by law.

               B. DIVIDEND PREFERENCE. Dividends on outstanding shares of preferred stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on shares of common stock with respect to the same dividend period.

               C. RELATIVE LIQUIDATION PREFERENCE. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of preferred stock in accordance with their respective priorities and preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

               D. REISSUANCE OF PREFERRED STOCK. Subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock, shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation

          (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms, shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and maybe reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Florida Department of State, Division of Corporations, be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock.

               E. SERIES Z-DESIGNATED PREFERRED STOCK.

                    1. Designation; Rank. This series of Preferred Stock shall be designated and known as "Series Z Preferred Stock." The number of shares constituting the Series Z Preferred shall be 100,000,000 shares. Except as otherwise provided herein, the Series Z Preferred shall, with respect to rights on liquidation, winding up and dissolution, rank senior to the Corporation's common stock, par value $0.0001 per share (the "Common Stock"). The number of shares constituting such series may, unless prohibited by the Articles or by applicable law of the State of Florida and subject to Section 3 herein, be increased or decreased from time to time by a resolution or resolutions of the Board, provided, that no decrease shall reduce the number of shares of Series Z Preferred to a number less than the number of shares then outstanding plus the number of shares issuable upon the exercise of outstanding options, rights, or warrants, or upon the conversion of any outstanding securities issued by the Corporation convertible into shares of Series Z Preferred. Shares of Series Z Preferred repurchased or redeemed by the Corporation shall be canceled and shall revert to authorized but unissued shares of Preferred Stock, undesignated as to series, subject to reissuance by the Corporation as shares of Preferred Stock of any one or more series other than the Series Z Preferred.

                    2. Liquidation Preference.

                        (a) Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of shares of Series Z Preferred shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Original Issue Price (as defined below). All preferential amounts to be paid to the holders of shares of Series Z Preferred in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series Z Preferred should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Common Stock. If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding Series Z Preferred (or the holders of any class or series of capital stock ranking on a parity with the Series Z Preferred as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

                        (b) The Series Z Preferred "Original Issue Price" to the initial holder, Mark Fischbach (the "Initial Holder"), shall be $0.03 per share. Subsequent issuances of Series Z Preferred shares may thereafter be sold to the initial holder or to others at such other price as then may be determined by the Board, with all subsequent purchases and their purchasers referred to as "Subsequent Purchasers."

                        (c) Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board.

                        (d) For purposes hereof, any transaction or series of related transactions that constitute (i) the sale, conveyance, exchange, lease or other transfer of all or substantially all of the assets of the Corporation taken as a whole; or (ii) any acquisition of the Corporation by means of a consolidation, stock exchange, stock sale, merger or other form of corporate reorganization of the Corporation with any other entity in which the Corporation's stockholders prior to the consolidation or merger own less than a majority of the voting securities or economic interests of the surviving entity (or, if the surviving entity is wholly-owned subsidiary of another corporation following such merger or consolidation, the parent corporation of such surviving entity) (any such event, a "Reorganization Event") shall be deemed to be a liquidation unless otherwise determined by the holders of at least a majority of the shares of Series Z Preferred then outstanding.

                    3. Voting. Subject to the applicable rules and published guidance of (i) any national securities exchange on which the Corporation's common stock is listed; or (ii) any automated inter-dealer quotation system on which the Corporation's common stock is quoted:

                        (a) For as long as the Initial Holder of Series Z Preferred continues to hold 5,000,000 shares of Series Z Preferred:

                        (i) On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, the Initial Holder of Series Z Preferred shall be entitled to the number of votes on such matters equal to the number of shares of the Series Z Preferred held by such holder multiplied by the Factor (as defined below), on the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. The Initial Holder of Series Z Preferred shall not vote as a separate class, but shall vote with the holders of the Common Stock, except as otherwise set forth herein, as required by law or as set forth in the Articles.

                        (ii) The "Factor" shall be 100, as equitably adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other like changes in the Corporation's capital structure. By way of illustration, and not in limitation, of the foregoing (a) if the Corporation effectuates a 2:1 forward split of its Common Stock, thereafter, the Factor adjusted to equal twice the Factor immediately prior to such split; (b) if the Corporation effectuates a 1:10 reverse split of its Common Stock, thereafter, the Factor shall be adjusted to equal one-tenth times what it had been calculated to be immediately prior to such split.

                        (iii) The Initial Holder of the Series Z Preferred shall have the right to appoint one member to the Board (such appointee, the "Series Z Director"). The Series Z Director may be removed without cause by, and only by, the affirmative vote of Initial Holder of the Series Z Preferred, given pursuant to a written consent of such Initial Holder. If the Series Z Director has not been elected or the Series Z directorship is vacant for any reason, such directorship may not be filled by stockholders of the Corporation other than by the Initial Holder of Series Z Preferred, voting exclusively and as a separate class. Subject to the specific voting rights of any other preferred stock of the Corporation, including Series Z Preferred held by shareholders other than the Initial Holder, the holders of record of the shares of Common Stock and of any other class or series of voting stock, exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation.

                        (b) For all subsequent and other holders of Series Z
          Preferred:

                        (i) On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, the holder of Series Z Preferred shall be entitled to the number of votes on such matters equal to the number of shares of the Series Z Preferred held by such holder multiplied by the Factor (as defined below), on the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. The holder of Series Z Preferred shall not vote as a separate class, but shall vote with the holders of the Common Stock, except as otherwise set forth herein, as required by law or as set forth in the Articles.

                        (ii) The "Factor" shall be 100, as equitably adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other like changes in the Corporation's capital structure. By way of illustration, and not in limitation, of the foregoing (a) if the Corporation effectuates a 2:1 forward split of its Common Stock, thereafter, the Factor adjusted to equal twice the Factor immediately prior to such split; (b) if the Corporation effectuates a 1:10 reverse split of its Common Stock, thereafter, the Factor shall be adjusted to equal one-tenth times what it had been calculated to be immediately prior to such split.

                    4. Protective Provisions. In addition to any other voting rights provided herein, by law, or in the Articles, the Corporation shall not, without the vote or consent of the holders of a majority of the shares of Series Z Preferred then outstanding:

                        (a) Increase the total number of authorized shares of Series Z Preferred or any series of preferred stock with a senior liquidation preference or greater voting rights (any "Senior Preferred") than the Series Z Preferred;

                        (b) Authorize or create (by reclassification or otherwise) any Senior Preferred;

                        (c) Approve any Reorganization Event or voluntary liquidation or dissolution of the Corporation;

                        (d) Approve any repurchase with respect to the Series Z Preferred (except as otherwise provided in the Articles or pursuant to a Redemption (as defined below)); or

                        (e) Amend or repeal any provision of or add any provision to the Articles or the Bylaws of the Corporation if such action would adversely affect the rights, privileges, preferences or restrictions created for the benefit of the Series Z Preferred.

                    5. Redemption. To the extent that the Corporation in good faith determines to submit an application to have its common stock listed on a national securities exchange or quoted on an inter-dealer quotation system of any national securities association and reasonably determines that the voting rights set forth in this Designation would cause the Corporation's application to be rejected under the applicable rules and published guidance of such national securities exchange or national securities association, the Corporation shall have the option of redeeming the Series Z Preferred Stock for the Redemption Price (as defined below), payable at each holder's option either (i) in cash; or (ii) in shares of common stock equal to the number of shares of Series Z Preferred Stock held by such holder multiplied by the Factor. As used herein, "Redemption Price" means the number of shares of Series Z Preferred Stock held by such holder multiplied by the product of the Factor and the average closing price of the Common Stock for the ten trading days immediately preceding the Redemption Payment Date. The Redemption Price shall be due and payable or issuable, as the case may be, within five trading days of the date on which the notice of the payment therefor is provided by such holder (the "Redemption Payment Date").

                    6. No Reissuance of Series Z Preferred. Any shares of Series Z Preferred acquired by the Corporation by reason of purchase, conversion or otherwise shall be cancelled, retired, and eliminated from the shares of Series Z Preferred that the Corporation shall be authorized to issue. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restriction on issuance set forth in the Articles or in any certificate of determination creating a series of preferred stock or any similar stock or as otherwise required by law.

                    7. Severability. If any right, preference or limitation of the Series Z Preferred set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

                    8. No Other Preferences. The shares of the Class Z Preferred shall have no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the Articles.

FOURTH:   CORPORATE ADDRESS, REGISTERED OFFICE, AND AGENT.

          The street address of the Corporation's principal office shall be 614
          E. Hwy 50, Suite 235, Clermont, Florida 34711.

          The street address of the Corporation's registered office and the Corporation's registered agent at that address shall be InvestmentAttorneys, SunTrust Plaza, Suite 1050, 201 Alhambra Circle, Coral Gables, Florida 33134.

FIFTH:    DIRECTORS.

          The authorized number of Directors of the Corporation shall be not less than one nor more than seven. The exact number of Directors may be fixed within the limits specified by resolution adopted by the vote of the majority of Directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for such purpose. No reduction of the number of Directors shall have the effect of removing any Director prior to the expiration of his or her term. The exact number of Directors shall be six until changed as provided in this Section. The Bylaws may provide for the appointment of a provisional director.

          The names and addresses of the directors of the Corporation, who shall hold office until their respective successors have been elected and qualified or until their earlier resignations or removals from office are:

               Mr. Benny R. Powell Mr.          David Campiti
               614 E. Hwy 50, Suite 235         614 E. Hwy 50, Suite 235
               Clermont, Florida 34711          Clermont, Florida 34711

               Mr. Chris Crosby                 Mr. Isen Robbins
               614 E. Hwy 50, Suite 235         614 E. Hwy 50, Suite 235
               Clermont, Florida 34711          Clermont, Florida 34711

               Ms. Aimee Schoof                 Mr. Mark Fischbach
               614 E. Hwy 50, Suite 235         614 E. Hwy 50, Suite 235
               Clermont, Florida 34711          Clermont, Florida 34711

SIXTH:   LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY

          A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

SEVENTH:  INDEMNIFICATION.

          Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, or representative of the Corporation, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Florida from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any Bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article. Without limiting the application of the foregoing, the board of directors may adopt Bylaws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Florida and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, or representative of the Corporation, is or was a director, officer, or representative of the Corporation as a director of officer of another corporation, or as the Corporation's representative in a partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

EIGHTH:  INCORPORATOR.

          The name and address of the incorporator of the Corporation is:

               Mr. Benny R. Powell
               614 E. Hwy 50, Suite 235
               Clermont, Florida 34711.

NINTH:   ADOPTION AND AMENDMENT OF BYLAWS

          The board of directors is expressly granted the exclusive power to adopt, amend or repeal the Bylaws of the Corporation.

TENTH:    AMENDMENT OF ARTICLES OF INCORPORATION.

          From time to time any of the provisions of these Amended and Restated Articles of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Florida at the time in force may be added or inserted in the manner and at the time prescribed by said law, and all rights at any time conferred upon the stockholders of the Corporation by these Amended and Restated Articles of Incorporation are granted subject to the provisions of this Article TENTH.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Incorporation to be signed and attested by its duly authorized officer in Clermont, Florida on this day of _______________, 2017.


                                        -------------------------------------
                                        Benny R. Powell
                                        President

STATE OF FLORIDA       }
COUNTY OF LAKE         }       SS:

Sworn to and subscribed before me this ____ day of ______________________, 2017, by BENNY R. POWELL. He personally appeared before me at the time of this notarization. He is:

Personally Known to me ________________  OR

Produced Identification _______________

Type of Identification Produced:____________________________________.


____________________________________
Notary Public [signature]


____________________________________
[print name]

Commission No.

                 ACCEPTANCE BY REGISTERED AGENT

     Having been appointed the registered agent of RED GIANT ENTERTAINMENT, INC., the undersigned accepts such appointment and agrees to act in such capacity.

                                 Dated this ______ day of ______________, 2017.

                                 INVESTMENTATTORNEYS


                                 By ____________________________
                                    Russell C. Weigel, III
                                    President

                                    EXHIBIT B

                                 FORM OF BYLAWS

                                     BYLAWS
                                       OF
                          RED GIANT ENTERTAINMENT, INC.
                             (A FLORIDA CORPORATION)

                                      INDEX

                                                                           PAGE
                                                                          NUMBER
                                                                          ------

ARTICLE ONE - OFFICES

     1.       Principal Office.............................................   1
     2.       Other Offices................................................   1

ARTICLE TWO - MEETINGS OF SHAREHOLDERS

     1.       Place........................................................   1
     2.       Time of Annual Meeting.......................................   1
     3.       Call of Special Meetings.....................................   1
     4.       Conduct of Meetings..........................................   1
     5.       Notice and Waiver of Notice..................................   2
     6.       Business of Special Meeting..................................   2
     7.       Quorum.......................................................   2
     8.       Voting Per Share.............................................   3
     9.       Voting of Shares.............................................   3
     10.      Proxies......................................................   3
     11.      Shareholder List.............................................   4
     12.      Action Without Meeting.......................................   4
     13.      Fixing Record Date...........................................   4
     14.      Inspectors and Judges........................................   4
     15.      Voting for Directors.........................................   5

ARTICLE THREE - DIRECTORS

     1.       Number, Election and Term....................................   5
     2.       Vacancies....................................................   5
     3.       Powers.......................................................   5
     4.       Place of Meetings............................................   6
     5.       Annual Meeting...............................................   6
     6.       Regular Meetings.............................................   6
     7.       Special Meetings and Notice..................................   6
     8.       Quorum; Required Vote; Presumption of Assent.................   6
     9.       Action Without Meeting.......................................   6
     10.      Conference by Telephone or Similar Communications Equipment
              Meetings.....................................................   7
     11.      Committees...................................................   7
     12.      Compensation of Directors....................................   7
     13.      Chairman of the Board........................................   7

ARTICLE FOUR - OFFICERS

     1.       Positions....................................................   8
     2.       Election of Specified Officers by Board......................   8
     3.       Election or Appointment of Other Officers....................   8
     4.       Salaries.....................................................   8
     5.       Term; Resignation............................................   8
     6.       President....................................................   8
     7.       Vice Presidents..............................................   9
     8.       Secretary....................................................   9
     9.       Treasurer....................................................   9
     10.      Assistant Treasurers and Assistant Secretaries...............   9
     11.      Other Officers, Employees and Agents.........................   9

ARTICLE FIVE - CERTIFICATES FOR SHARES

     1.       Issue of Certificates........................................  10
     2.       Legends for Preferences and Restrictions on Transfer.........  10
     3.       Facsimile Signatures.........................................  10
     4.       Lost Certificates............................................  10
     5.       Transfer of Shares...........................................  11
     6.       Registered Shareholders......................................  11
     7.       Redemption of Control Shares.................................  11

ARTICLE SIX - CONTRACTS, LOANS, CHECK AND DEPOSITS

     1.       Contracts....................................................  11
     2.       Loans........................................................  11
     3.       Checks, Drafts, Etc..........................................  11
     4.       Deposits.....................................................  12

ARTICLE SEVEN - GENERAL PROVISIONS

     1.       Dividends....................................................  12
     2.       Reserves.....................................................  12
     3.       Fiscal Year..................................................  12
     4.       Seal.........................................................  12
     5.       Gender.......................................................  12

ARTICLE EIGHT - INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHERS

     1.       Right to Indemnification.....................................  12
     2.       Determination of Entitlement to Indemnification..............  13
     3.       Mandatory Advancement of Expenses............................  13

     4.       Written Claim Required, Deadline for Response................  13
     5.       Non-Exclusivity of Rights....................................  14
     6.       Authority to Indemnify and Obtain Insurance..................  14

ARTICLE NINE - AMENDMENTS OF BYLAWS........................................  14

ARTICLE TEN - EMERGENCY BYLAWS

     1.       Scope of Emergency Bylaws....................................  15
     2.       Call and Notice of Meeting...................................  15
     3.       Quorum and Voting............................................  15
     4.       Appointment of Temporary Directors...........................  15
     5.       Modification of Lines of Succession..........................  16
     6.       Change of Principal Office...................................  16
     7.       Limitation of Liability......................................  16
     8.       Repeal and Change............................................  16

                          RED GIANT ENTERTAINMENT, INC.

                                     BYLAWS

                                   ARTICLE ONE

                                     OFFICES

     Section 1. Principal Office. The principal office of Red Giant Entertainment, Inc., a Florida corporation (the "Corporation"), shall be located in the County of Lake, State of Florida, unless otherwise designated by the Board of Directors.

     Section 2. Other Offices. The Corporation may also have offices at such other places, either within or without the State of Florida, as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE TWO

                            MEETINGS OF SHAREHOLDERS

     Section 1. Place. All annual meetings of shareholders shall be held at such place, within or without the State of Florida, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of shareholders may be held at such place, within or without the State of Florida, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Time of Annual Meeting. Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided that there shall be an annual meeting held every year at which the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

     Section 3. Call of Special Meetings. Special meetings of the shareholders shall be held if called by the Board of Directors, the President, or if the holders of not less than 50 percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

     Section 4. Conduct of Meetings. The Chairman of the Board (or in his absence, the Vice Chairman of the Board, if any, or if none, the President or such other designee of the Chairman of the Board) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

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
     Section 5. Notice and Waiver of Notice. Except as otherwise provided by law, written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the day of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first-class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If a meeting is adjourned to another time and/or place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice. Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

     Section 6. Business of Special Meeting. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

     Section 7. Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of these shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or these Bylaws, a majority of the shares entitled to vote on the matter by each voting group, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares of each voting group entitled to vote. If less than a majority of outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. After a quorum has been established at any shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

     Section 8. Voting Per Share. Except as otherwise provided in the Articles of Incorporation, a resolution of the Board of Directors authorized thereby, or these Bylaws, each shareholder is entitled to one vote for each outstanding share held by him on each matter voted at a shareholders' meeting.

     Section 9. Voting of Shares. A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate. In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares. Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee. Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his name. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect: (a) if only one votes, in person or by proxy, his act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest. The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

     Section 10. Proxies. Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder's shares in person or by proxy. Any shareholder of the Corporation may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. A photographic, photostatic, electronically imaged or equivalent reproduction of an executed appointment form, shall be deemed a sufficient appointment form. An appointment of a proxy is effective when received by the Secretary of the Corporation or such other officer or agent who is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form. The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. An appointment of a proxy is revocable by the shareholder unless the appointment is coupled with an interest.

     Section 11. Shareholder List. After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The shareholders' list must be available for inspection by any shareholder for a period of 10 days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. Any shareholder of the Corporation or his agent or attorney is entitled on written demand to inspect the shareholders' list (subject to the requirements of law), during regular business hours and at his expense, during the period it is available for inspection. The Corporation shall make the shareholders' list available at the meeting of shareholders, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

     Section 12. Action Without Meeting. Any action required by law to be taken at a meeting of shareholders, or any action that may be taken at a meeting of shareholders, may be taken without a meeting or notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of shareholders taken at such a meeting.

     Section 13. Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 13, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting or as required by law.

     Section 14. Inspectors and Judges. The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment(s) thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

     Section 15. Voting for Directors. Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

                                  ARTICLE THREE

                                    DIRECTORS

     Section 1. Number, Election and Term. The number of directors of the Corporation shall be fixed from time to time, within the limits specified by the Articles of Incorporation, by resolution of the Board of Directors; provided, however, no director's term shall be shortened by reason of a resolution reducing the number of directors. The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified or until his earlier resignation, removal from office or death. Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida, shareholders of the Corporation or citizens of the United States. Any director may be removed at any time, with or without cause, at a special meeting of the shareholders called for that purpose.

     Section 2. Vacancies. A director may resign at any time by giving written notice to the Corporation, the Board of Directors or the President. Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority of the current directors though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or until the next election of one or more directors by shareholders if the vacancy is caused by an increase in the number of directors.

     Section 3. Powers. Except as provided in the Articles of Incorporation and these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

     Section 4. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Florida.

     Section 5. Annual Meeting. The first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

     Section 6. Regular Meetings. Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     Section 7. Special Meetings and Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours before the meeting. Except as required by statute, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Notices to directors shall be in writing and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be received. Notice to directors may also be given by telegram or other form of electronic communication. Notice of a meeting of the Board of Directors need not be given to any director who signs a written waiver of notice before, during or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

     Section 8. Quorum; Required Vote; Presumption of Assent. A majority of the number of directors fixed by, or in the manner provided in, these bylaws shall constitute a quorum for the transaction of business; provided, however, that whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled. The act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors. A director of the Corporation who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken shall be presumed to have assented to the action taken, unless he objects at the beginning of the meeting, or promptly upon his arrival, to holding the meeting or transacting specific business at the meeting, or he votes against or abstains from the action taken.

     Section 9. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

     Section 10. Conference Telephone or Similar Communications Equipment Meetings. Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

     Section 11. Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by statute. Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted in accordance with this Article Three, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee. Vacancies in the membership of a committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

     Section 12. Compensation of Directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 13. Chairman of the Board. The Board of Directors may, in its discretion, choose a chairman of the board who shall preside at meetings of the shareholders and of the directors and shall be an ex officio member of all standing committees. The Chairman of the Board shall have such other powers and shall perform such other duties as shall be designated by the Board of Directors. The Chairman of the Board shall be a member of the Board of Directors but no other officers of the Corporation need be a director. The Chairman of the Board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the Board of Directors. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, or if none, the President, shall preside at meetings of the shareholders and the Board of Directors. In the event the Board of Directors shall not have designated a chairman of the board the President shall preside at meetings of the shareholders and the Board of Directors.

                                  ARTICLE FOUR

                                    OFFICERS

     Section 1. Positions. The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer, and, if elected by the Board of Directors by resolution, a Chairman of the Board and Vice Chairman of the Board. Any two or more offices may be held by the same person.

     Section 2. Election of Specified Officers by Board. The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a President, one or more Vice Presidents, a Secretary and a Treasurer.

     Section 3. Election or Appointment of Other Officers. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the President of the Corporation. The Board of Directors shall be advised of appointments by the President at or before the next scheduled Board of Directors meeting.

     Section 4. Salaries. The salaries of all officers of the Corporation to be elected by the Board of Directors pursuant to Article Four, Section 2 hereof shall be fixed from time to time by the Board of Directors or pursuant to its discretion. The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the President of the Corporation or pursuant to his direction.

     Section 5. Term; Resignation. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent elected or appointed by the Board of Directors or the President of the Corporation may be removed, with or without cause, by the Board of Directors. Any officers or agents appointed by the President of the Corporation pursuant to
Section 3 of this Article Four may also be removed from such officer positions by the President, with or without cause. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the President of the Corporation, by the President or the Board of Directors. Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation. Such resignation is effective when delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

     Section 6. President. The President shall be the principal executive officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

     Section 7. Vice Presidents. The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the Board of Directors shall prescribe or as the President may from time to time delegate.

     Section 8. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.

     Section 9. Treasurer. The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as treasurer and of the financial condition of the Corporation unless otherwise specified by the Board of Directors, the Treasurer shall be the Corporation's Chief Financial Officer.

     Section 10. Assistant Treasurers and Assistant Secretaries. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries, as and if authorized by the Board of Directors, may sign with the President or Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers and Assistant Secretaries in general shall perform such duties as shall be assigned to them by the Treasurer or Secretary, respectively, or by the President or the Board of Directors.

     Section 11. Other Officers, Employees and Agents. Each and every other officer, employee and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him by the Board of Directors, the officer so appointing him and such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

                                  ARTICLE FIVE

                             CERTIFICATES FOR SHARES

     Section 1. Issue of Certificates. The Corporation shall deliver certificates representing all shares to which shareholders are entitled; and such certificates shall be signed by the Chairman of the Board, President or a Vice President, and by the Secretary or an Assistant Secretary of the Corporation, shall be consecutively numbered, and may be sealed with the seal of the Corporation or a facsimile thereof.

     Section 2. Legends for Preferences and Restrictions on Transfer. The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge. Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions. If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

     THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER'S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED.

     Section 3. Facsimile Signatures. The signatures of the Chairman of the Board, the President or a Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is manually signed by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of the issuance.

     Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

     Section 5. Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 6. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Florida.

     Section 7. Redemption of Control Shares. As provided by the Florida Business Corporation Act, if a person acquiring control shares of the Corporation does not file an acquiring person statement with the Corporation, the Corporation may redeem the control shares at fair market value at any time during the 60-day period after the last acquisition of such control shares. If a person acquiring control shares of the Corporation files an acquiring person statement with the Corporation, the control shares may be redeemed by the Corporation only if such shares are not accorded full voting rights by the shareholders as provided by law.

                                   ARTICLE SIX

                      CONTRACTS, LOANS, CHECK AND DEPOSITS

     Section 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instruments in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.

     Section 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     Section 3. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

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     Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                  ARTICLE SEVEN

                               GENERAL PROVISIONS

     Section 1. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of the Articles of Incorporation.

     Section 2. Reserves. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

     Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

     Section 4. Seal. The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     Section 5. Gender. All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

                                  ARTICLE EIGHT

               INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHERS

     Section 1. Right to Indemnification. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, proceeding or alternative dispute resolution procedure, whether (a) civil, criminal, administrative, investigative or otherwise, (b) formal or informal or (c) by or in the right of the Corporation (collectively, a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, manager, officer, partner, trustee, employee or agent of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee or agent of the Corporation or in any other capacity while serving as such other director, manager, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation against all judgments, penalties and fines incurred or paid, and against all expenses(including attorneys' fees) and

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settlement amounts incurred or paid, in connection with any such proceeding and any appeal or appeals thereof, if the person acted in good faith and in a manner the person reasonably believed to be in conformity with, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that the person's conduct was unlawful. Until such time as there has been a final judgment to the contrary, a person shall be presumed to be entitled to be indemnified under this Section 1. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, either rebut such presumption or create a presumption that (a) the person did not act in good faith and in a manner which the person reasonably believed to be in conformity with, or not opposed to, the best interests of the Corporation, (b) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the person's conduct was unlawful or (c) the person was not successful on the merits or otherwise in defense of the proceeding or of any claim, issue or matter therein. If the FBCA is hereafter amended to provide for indemnification rights broader than those provided by this Section 1, then the persons referred to in this Section 1 shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the FBCA as so amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment).

     Section 2. Determination of Entitlement to Indemnification. A determination as to whether a person who is a director, officer, employee or agent of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 1 shall be made (a) by a majority vote of the directors who are not parties to such proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders. A determination as to whether a person who is not a director, officer, employee or agent of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 1 shall be made by or as directed by the Board of Directors of the Corporation.

     Section 3. Mandatory Advancement of Expenses. The right to indemnification conferred in this Article Eight is a contract right and shall include the right to require the Corporation to pay the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Board of Directors so determines, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (but not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall be finally determined pursuant to the procedure in Section 2 above that such indemnitee is not entitled to be indemnified for such expenses under Section 1 or otherwise.

     Section 4. Written Claim Required, Deadline for Response. If a claim under
Section 1 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of

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the claim and, if successful in whole or in part, the claimant shall be entitled to an award of reasonable attorneys' fees and expenses for prosecuting the claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the FBCA for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the FBCA, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 5. Non-Exclusivity of Rights. The right to indemnification and the advancement of expenses conferred in this Article Eight shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, any provision of the Articles of Incorporation or of any bylaw, agreement, or insurance policy or arrangement, or any vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 6. Authority to Indemnify and Obtain Insurance. The Board of Directors is expressly authorized to adopt and enter into indemnification agreements with, and obtain insurance for, directors, officers, employees or agents of the Corporation and those serving at the request of the Corporation as directors, managers, officers, partners, trustees, employees or agents of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans.

                                  ARTICLE NINE

                              AMENDMENTS OF BYLAWS

     The Board of Directors shall have the power and authority to alter, amend or rescind the bylaws of the Corporation at any regular or special meeting at which a quorum is present by a vote of a majority or the whole Board of Directors, subject to the power of the shareholders to change or repeal such bylaws at any annual or special meeting of shareholders at which a quorum is present, by a vote of a majority of the stock represented at such meeting, provided, that the notice of such meeting shall have included notice of any proposed alteration, amendment or rescission.

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                                   ARTICLE TEN

                                EMERGENCY BYLAWS

     Section 1. Scope of Emergency Bylaws. The emergency bylaws provided in this Article Ten shall be operative during any emergency, notwithstanding any different provision set forth in the preceding articles hereof or the Articles of Incorporation. For purposes of the emergency bylaw provisions of this Article Ten, an emergency shall exist if a quorum of the Corporation's directors cannot readily be assembled because of some catastrophic event. To the extent not inconsistent with the provisions of this Article, the bylaws provided in the preceding Articles shall remain in effect during such emergency, and, upon termination of such emergency, these emergency bylaws shall cease to be operative.

     Section 2. Call and Notice of Meeting. During any emergency, a meeting of the Board of Directors may be called by any officer or director of the Corporation. Notice of the date, time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

     Section 3. Quorum and Voting. At any such meeting of the Board of Directors, a quorum shall consist of any one or more directors, and the act of the majority of the directors present at such meeting shall be the act of the Corporation.

     Section 4. Appointment of Temporary Directors.

          1. The director or directors who are able to be assembled at a meeting of directors during an emergency may assemble for the purpose of appointing, if such directors deem it necessary, one or more temporary directors (the "Temporary Directors") to serve as directors of the Corporation during the term of any emergency.

          2. If no directors are able to attend a meeting of directors during an emergency, then such stockholders as may reasonably be assembled shall have the right, by majority vote of those assembled, to appoint Temporary Directors to serve on the Board of Directors until the termination of the emergency.

          3. If no stockholders can reasonably be assembled in order to conduct a vote for Temporary Directors, then the President or his successor, as determined pursuant to Section 5 of Article Four herein, shall be deemed a Temporary Director of the Corporation, and such President or his successor, as the case may be, shall have the right to appoint additional Temporary Directors to serve with him on the Board of Directors of the Corporation during the term of the emergency.

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          4. Temporary Directors shall have all of the rights, duties and obligations of directors appointed pursuant to Article Three hereof, provided, however, that a Temporary Director may be removed from the Board of Directors at any time by the person or persons responsible for appointing such Temporary Director, or by vote of the majority of the stockholders present at any meeting of the stockholders during an emergency, and, in any event, the Temporary Director shall automatically be deemed to have resigned from the Board of Directors upon the termination of the emergency in connection with which the Temporary Director was appointed.

     Section 5. Modification of Lines of Succession. During any emergency, the Board of Directors may provide, and from time to time modify, lines of succession different from that provided in Section 5 of Article Four in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

     Section 6. Change of Principal Office. The Board of Directors may, either before or during any such emergency, and effective during such emergency, change the principal office of the Corporation or designate several alternative head offices or regional offices, or authorize the officers of the Corporation to do so.

     Section 7. Limitation of Liability. No officer, director or employee acting in accordance with these emergency bylaws during an emergency shall be liable except for willful misconduct.

     Section 8. Repeal and Change. These emergency bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of
Section 7 above with regard to actions taken prior to the time of such repeal or change. Any amendment of these emergency bylaws may make any further or different provision that may be practical or necessary under the circumstances of the emergency.

     I certify that these are the Bylaws adopted by the Board of Directors of the Corporation.


                        ---------------------------------
                        Benny R. Powell, Secretary


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